EXHIBIT 23.1

                       Consent of Independent Accountants

      We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-30486, 333-85957, 333-39864, and 333-39868) of
ImageX.com, Inc. of our report dated February 1, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP
Seattle, Washington
March 21, 2001


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